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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 22, 2004



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



         California                   File No. 0-19231            68-0166366
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer)
Incorporated or organization)                               Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California         95404-4905
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           (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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Item 5.  Other Events


National Bank of the Redwoods' Board of Directors appointed Kim C. McClaran to Chief Financial Officer at its Board meeting on March 16, 2004. It is expected that the Redwood Empire Bancorp Board of Directors will follow with the same appointment of Ms. McClaran at the holding company level at its next meeting.









                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  03-22-04                     REDWOOD EMPIRE BANCORP
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                                        (Registrant)


                                    By: /s/ Patrick W. Kilkenny
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                                        Patrick W. Kilkenny
                                        President and
                                        Chief Executive Officer